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APPLICATION FOR IRA ACCOUNT
---------------------------

Send to:
State Mutual Life Assurance Company of America
Group IRA Unit
Station C-76-C
440 Lincoln Street
Worcester MA 01605

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PLEASE PRINT CLEARLY IN INK
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1.  a) Name of Applicant
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    FIRST - M.I. - LAST

    __________________________________________

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    b) BIRTHDATE           c) SOCIAL SECURITY NO.

    Mo. Day  Yr.

    ___ ___ ___            __________________

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    d) ADDRESS
       No. & Street                Apt.

       _______________________________________________________________

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    City                              State         Zip

    ____________________________      _____         _______

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2.  a) Name of Employer/Former Employer

    __________________________________
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    b) Group Annuity Contract No.:

      GA-
      ----------------------

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3.  BENEFICIARY            RELATIONSHIP
                           TO APPLICANT
    a) PRIMARY

    _____________          _____________

    b) CONTINGENT

    _____________          _____________

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4.  ALLOCATION OF PAYMENTS
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    _______ %  General Account (Fixed Interest)
    _______ %  Growth Fund
    _______ %  Income Appreciation Fund
    _______ %  Money Market Fund
    _______ %  Equity Index Fund
    _______ %  Government Bond Fund
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5.  Type of IRA Account applied for:

           _____  Rollover IRA
           _____  Regular IRA
           _____  Spousal IRA
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6.  Amount of Initial Contribution $________________

    |_| Rollover all available funds

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7.      ANNUITY DATE

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    |_| First of month after age _____ 65 _____ 70

    |_| First of ________|________
                     Mo.    Yr.
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8.  ANNUITY OPTION (complete one only)

    ______ Selection Deferred ______ Option Number
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9.      Remarks:

    |_| Please send me a copy of the "Statement of Additional Information" described in the prospectus.

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It is understood and agreed that: (1) the above information is true and complete to the best of my knowledge; (2) the Applicant acknowledges receipt of a current prospectus describing the benefits provided under the Group Variable Annuity Contract under which the IRA Account will be established, and (3) no person is authorized to modify the terms of the prospectus, this application or the Group Variable Annuity Contract.

I UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGNED AT (CITY AND STATE)     DATE      FULL SIGNATURE OF APPLICANT

____________________________  _______   _______________________________________

FORM GAC-IRA-APP-2-92


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Form GA-IRA-APP-2-92

APPLICATION FOR GROUP
ANNUITY CONTRACT

Send to:

State Mutual Life Assurance
Company of America
Group IRA Unit
Station C-76-C
440 Lincoln Street
Worcester, MA 01605
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1.    Applicant:

2.    Address:

3. Applicant hereby applies to State Mutual Life Assurance Company of America (State Mutual) for a Group Variable Annuity Contract to fund individual retirement annuity benefits for eligible employees and former employees of the Applicant.

4. The Applicant agrees that the coverage for which application is hereby made shall become effective when:

      (a) this application is received and approved by State Mutual at its Home Office in Worcester, Massachusetts; and

      (b)   the Contract is issued by State Mutual.

5. The Applicant understands that State Mutual has established and is maintaining a securities lending program for securities allocated to its Separate Accounts.

6.    The Applicant acknowledges receipt of a current prospectus.

7. THE APPLICANT UNDERSTANDS AND ACKNOWLEDGES THAT ANNUITY PAYMENTS AND OTHER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Dated at.................this.........day of.................19................


                                         ......................................
                                         (Name of Applicant)


                                       By......................................
                                         (Title)

Form GA-IRA-APP-2-92